Exhibit 99.1

June 28, 2011

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

RE:	Augme Technologies, Inc.
File No.: 333-57818

We have read the statements under Item 4.01 of the Current Report on Form 8-K to be filed with the Securities and Exchange Commission on June 28, 2011 regarding the change of auditors. We agree with all statements pertaining to us.

We have no basis to agree or disagree with statements pertaining to the successor accountants.

/s/MaloneBailey, LLP
www.malonebailey.com
Houston, Texas